                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 2 TO CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report:                November 5, 1998

                             NEENAH FOUNDRY COMPANY
             (Exact name of registrant as it appears in its charter)

         Wisconsin                      333-28751                39-1580331
(State or other jurisdiction of      (Commission File        (IRS Employer ID
 incorporation or organization)          Number)                   Number)

2121 Brooks Avenue,  P.O. Box 729, Neenah, Wisconsin               54957
   (Address of principal executive offices)                      (Zip Code)

                                 (920) 725-7000
              (Registrant's telephone number, including area code)

                                      None

                         (Former name or former address
                          if changed since last report)

Neenah Foundry Company (the "Company") hereby amends Item 7 of the Company's Form 8-K dated April 14, 1998, as amended June 12, 1998, reporting the Company's acquisition of all of the issued and outstanding stock of Mercer Forge Corporation ("Mercer") to adjust the pro forma financial statements. The amended items are as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(b)       Pro Forma Financial Information

          - Pro Forma Consolidated Statements of Income for the year ended September 30, 1997 and for the six months ended March 31, 1998 and related notes

                                 NEENAH FOUNDRY COMPANY
                      UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                             Year Ended September 30, 1997
                                     (In thousands)


                                                                                 Neenah Foundry
                                            ---------------------------------------------------------------------------------------
                                              Predecessor                     Pro Forma          Historical            Pro Forma
                                            --------------                 --------------   ------------------   ------------------
                                             Seven Months                   Seven Months       Five Months
                                                Ended         Pro Forma        Ended               Ended             Year Ended
                                            April 30, 1997   Adjustments   April 30, 1997   September 30, 1997   September 30, 1997
                                            --------------   -----------   --------------   ------------------   ------------------
Net sales ..................................   $ 92,963       $      -        $ 92,963           $ 87,093            $180,056
Cost of sales ..............................     65,101            506          65,607             60,166             125,773
                                              ---------       ---------      ----------         ----------           ---------
Gross profit ...............................     27,862           (506)         27,356             26,927              54,283
Selling, general and administrative
  expenses .................................     10,023         (2,042)          7,981              7,088              15,069

Amortization of intangible assets...........          -          2,869           2,869              3,678               6,547
                                              ---------       ---------      ----------         ----------           ---------
  Total operating expenses .................     10,023            827          10,850             10,766              21,616
                                              ---------       ---------      ----------         ----------           ---------
Operating income ...........................     17,839         (1,333)         16,506             16,161              32,667
Net interest income (expense) ..............        870        (12,946)        (12,076)            (8,832)            (20,908)
                                              ---------       ---------      ----------         ----------           ---------
Income before income taxes .................     18,709        (14,279)          4,430              7,329              11,759
Provision for income taxes .................      6,927         (4,647)          2,280              3,479               5,759
                                              ---------       ---------      ----------         ----------           ---------
Net income .................................   $ 11,782       $ (9,632)       $  2,150           $  3,850            $  6,000
                                              =========       =========      ==========         ==========           =========

                                                          Historical
                                            -------------------------------------
                                                  Mercer            Deeter
                                            -----------------   -----------------
                                                Year Ended        Year Ended        Pro Forma
                                            November 30, 1997   December 31, 1997  Adjustments   Pro Forma
                                            -----------------   -----------------  -----------   ---------
Net sales ..................................     $ 43,220         $ 14,296         $     -        $237,572
Cost of sales ..............................       33,105            7,873           1,893 (a)     168,644
                                                 ---------        ---------       ---------       ---------
Gross profit ...............................       10,115            6,423          (1,893)         68,928
Selling, general and administrative
  expenses .................................        3,437            5,954             210 (a)      24,670
                                                                                     1,455 (a)
Amortization of intangible assets...........           25                -             922 (a)       8,949
                                                 ---------        ---------       ---------       ---------
  Total operating expenses .................        3,462            5,954           2,587          33,619
                                                 ---------        ---------       ---------       ---------
Operating income ...........................        6,653              469          (4,480)         35,309
Net interest income (expense) ..............         (780)            (387)         (3,591)(b)     (25,666)
                                                 ---------        ---------       ---------       ---------
Income before income taxes .................        5,873               82          (8,071)          9,643
Provision for income taxes .................        2,169                -          (2,859)(c)       5,069
                                                 ---------        ---------       ---------       ---------
Net income .................................     $  3,704         $     82         $(5,212)       $  4,574
                                                 =========        =========       =========       =========







See accompanying Notes to Unaudited Pro Forma Consolidated Statements of Income.

                             NEENAH FOUNDRY COMPANY
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         Six Months Ended March 31, 1998
                                 (In thousands)

                                                                Historical
                                                  --------------------------------------
                                                  Neenah                                     Pro Forma
                                                  Foundry        Mercer         Deeter      Adjustments     Pro Forma
                                                 ---------      ---------      ---------    -----------     ----------
Net sales ..................................     $  89,825      $  27,529      $   5,916      $      --      $ 123,270
Cost of sales ..............................        64,079         20,632          3,407            947 (a)     89,065
                                                 ---------      ---------      ---------      ---------      ---------
Gross profit ...............................        25,746          6,897          2,509           (947)        34,205
                                                                                                   (778)(a)
Selling, general and administrative
  expenses .................................         7,972          1,812          4,111            105 (a)     13,222
                                                                                                  1,405 (a)
Amortization of intangible assets ..........         2,459             41             --            461 (a)      4,366
                                                 ---------      ---------      ---------      ---------      ---------
  Total operating expenses .................        10,431          1,853          4,111          1,193         17,588
                                                 ---------      ---------      ---------      ---------      ---------
Operating income ...........................        15,315          5,044         (1,602)        (2,140)        16,617
Net interest income (expense) ..............       (10,489)          (485)          (196)        (1,698)(b)    (12,868)
                                                 ---------      ---------      ---------      ---------      ---------
Income before income taxes .................         4,826          4,559         (1,798)        (3,838)         3,749
Provision for income taxes .................         2,486          1,436             --         (1,351)(c)      2,571
                                                 ---------      ---------      ---------      ---------      ---------
Net income .................................     $   2,340      $   3,123      $  (1,798)     $  (2,487)     $   1,178
                                                 =========      =========      =========      =========      =========


See accompanying Notes to Unaudited Pro Forma Consolidated Statements of Income.

                             NEENAH FOUNDRY COMPANY
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                             (Dollars in thousands)

(a) The pro forma adjustments to cost of sales, selling, general and administrative expenses and amortization of intangible assets are comprised of the following:

                                                      Year Ended September 30, 1997      Six Months Ended March 31, 1998
                                                   ----------------------------------   ----------------------------------
                                                                            Proforma                            Proforma
                                                   Historical   Proforma   Adjustment   Historical  Proforma    Adjustment
                                                   ----------   --------   ----------   ----------  --------    ----------
Depreciation of property, plant and equipment:
  Cost of sales                                     $ 7,021     $ 8,914     $ 1,893     $ 3,888     $ 4,835      $   947
  Selling, general and administrative                 1,876       2,086         210       1,245       1,350          105

Amortization of identifiable intangible
  assets                                              5,319       6,774       1,455       1,515       2,920        1,405

Amortization of goodwill                              1,253       2,175         922         985       1,446          461

Elimination of certain non-recurring
  expenses incurred by Deeter prior to
  Acquisition                                             -           -           -           -        (778)        (778)


(b) Adjustment to record interest expense and amortization of deferred financing costs on the debt incurred to finance the Acquisitions, calculated as follows:

                                                          Year Ended       Six Months Ended
                                                       September 30, 1997   March 31, 1998
                                                       ------------------  ----------------
Tranche B Term Loan ($55,000 @ 8.25%)                       $ 4,538            $ 2,269

Amortization of deferred financing costs (over 5 years)         220                110
Reduction in interest expense related to indebtedness
satisfied in connection with the Acquisitions                (1,167)              (681)
                                                            -------            -------
                                                            $ 3,591            $ 1,698
                                                            =======            =======


(c) Adjustment to record the tax effect on the above adjustments using the marginal effective income tax rate of 40%. All adjustments were tax-effected except for goodwill amortization.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEENAH FOUNDRY COMPANY



DATE:  November 5, 1998            /s/ Gary LaChey
                                   -----------------------------
                                   Gary LaChey
                                   Vice President-Finance, Secretary & Treasurer
                                   (Principal Financial Officer and Duly
                                   Authorized Officer)